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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 30, 2007 (May 24, 2007)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                      000-50301                 42-1591104
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On May 24, 2007, the board of directors of PSB Group, Inc. (the "Corporation") adopted an executive bonus compensation plan for 2007 containing both long term and annual compensation programs. Pursuant to the programs, the Corporation's board of directors has the sole authority to determine the executives who will be eligible to receive bonus compensation. All awards under the programs will be payable only if both the President of the Corporation and the board of directors approve the award and the executive is employed in good standing on the date the Board approves the award. If the executive's employment with the Bank has terminated for any reason prior to that date, the executive shall forfeit the bonus award, unless the Board elects to waive this employment requirement due to circumstances it deems extraordinary.

     Annual Awards. The annual awards will be based on a combination of the Corporation's ROA relative to peers, growth in core deposits and a discretionary component based on the executive's personal job performance. Maximum awards will range from 20% to 50% of base pay. Awards will be payable in a combination of cash payments, stock option awards and restricted stock awards. The stock option and restricted stock awards are subject to the terms and conditions of the Corporation's 2004 Stock Compensation Plan.

     Long Term Awards. The long term awards will be based on total return to the Corporation's shareholders for the period beginning January 1, 2007 and ending December 31, 2009. Directors and executives of the Corporation and its affiliated companies may be selected for participation in the long term program. Under the program, the maximum award payable to an individual director or executive will be 150% of the individual's base pay. However, the total amount payable to all executives and directors under the long term program will not exceed 10% of the increase in the Corporation's market capitalization during the performance period. Awards will be payable in the form of restricted stock awards. The restricted stock awards are subject to the terms and conditions of the Corporation's 2004 Stock Compensation Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

Exhibit Number   Description
--------------   -----------
     10.1        PSB Executive Bonus Compensation - 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PSB GROUP, INC.


Dated: May 30, 2007                     By: /s/ David A. Wilson
                                            ------------------------------------
                                            David A. Wilson
                                            Chief Financial Officer


                                     Page 3

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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
     10.1        PSB Executive Bonus Compensation - 2007


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